Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2025
Redeemable Non-controlling Interests
Redeemable Non-controlling Interests

17. Redeemable Non-controlling Interests

In the fourth quarter of 2020, the Group entered into a series of share purchase agreements with then existing shareholders of Shanghai Jiamian Information Technology Co., Ltd. (“JM Tech”) to acquire the majority of the company’s equity interest. The Group agreed to redeem the non-controlling interests held by the founder and CEO of the company under certain circumstances during the following years subsequent to the acquisition (“redemption period”). The Group determined that the non-controlling interests with redemption rights should be classified as redeemable non-controlling interests since they are contingently redeemable upon the occurrence of certain conditional events, which are not solely within the control of the Group. The redemption price will be established by applying a predetermined multiple to adjusted earnings and could be higher if the founder and CEO of JM Tech are still under employment during the redemption period. The difference of redemption price caused by whether the founder and CEO are still employed is deemed as compensation cost to the founder and CEO with a credit to redeemable non-controlling interests. For the years ended December 31, 2023, 2024 and 2025, US$11.5 million, US$4.6 million and US$2.8 million of compensation costs were recognized with the founder and CEO’s incumbency, respectively.

The redeemable non-controlling interests are recognized at fair value on the acquisition date. The Group records accretion on the redeemable non-controlling interests to the redemption value over the period from the date of the acquisition to the date of earliest redemption. The accretion using the effective interest method, is recorded as accretion to redeemable non-controlling interests, which reduce retained earnings and equity classified non-controlling interests, and earnings available to common shareholders in calculating basic and diluted earnings per share. The process of adjusting redeemable non-controlling interests to its redemption value should be performed after attribution of the subsidiary’s net income or loss pursuant to ASC 810, Consolidation. The carrying amount of redeemable non-controlling interests will equal the higher of the amount resulting from application of ASC 810 or the amount resulting from the Mezzanine Adjustment. Accretion to redeemable non-controlling interests amounting US$12.8 million, US$6.7 million and US$9.1 million was recorded for the years ended December 31, 2023, 2024 and 2025, respectively.

For the years ended December 31, 2024 and 2025, pursuant to the requirements of the Founder and CEO, the Company repurchased a certain percentage of interests in JM Tech based on the valuation derived from adjusted earnings multiples in accordance with the above share purchase agreement, for considerations of US$33.4 million and US$22.4 million, respectively.